UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2010
Global Indemnity plc
(Exact name of registrant as specified in its charter)

Ireland	001-34809	98-0664891

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Arthur Cox Building Earlsfort Terrace Dublin 2, Ireland	None

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +(353) (0) 1 618 0517
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 9, 2010, Global Indemnity plc (the “Company”) issued a press release announcing the Company’s financial results and profitability enhancement initiative for its third quarter ended September 30, 2010.
The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1   Press Release dated November 9, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity plc
November 9, 2010	By:	/s/ Thomas M. McGeehan
		Name:	Thomas M. McGeehan
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 9, 2010.